Exhibit 99.1
MUFG Americas Holdings Corporation
A member of MUFG, a global financial group

FOR IMMEDIATE RELEASE (July 24, 2017)

Contact:	Alan Gulick	Mimi Mengis
	Corporate Communications	Investor Relations
	(425) 423-7317	(212) 782-6872

MUFG AMERICAS HOLDINGS CORPORATION REPORTS SECOND QUARTER NET INCOME OF $295 MILLION

NEW YORK - MUFG Americas Holdings Corporation (the Company), parent company of San Francisco-based MUFG Union Bank, N.A. (the Bank), today reported net income for the second quarter of $295 million, compared with $229 million for the prior quarter and $334 million for the year-ago quarter.

Second Quarter Results:

◦	Net income for the second quarter was $295 million, up $66 million from the first quarter of 2017.

◦	The allowance for loan losses decreased $57 million during the second quarter, reflecting general improvement in portfolio credit quality and composition.

◦	Total revenue was $1.3 billion, unchanged from the preceding quarter.

◦
Average loans held for investment during the second quarter of 2017 were $78.5 billion, up $0.5 billion from the first quarter of 2017. End of period loans held for investment were down slightly from the prior quarter end.

◦	Average deposits during the second quarter of 2017 were $85.8 billion, down $0.4 billion from the first quarter of 2017.

◦	Received a non-objection to the Company's 2017 Capital Plan submission from the Federal Reserve.

1

The following table presents financial highlights for the periods ended June 30, 2017, March 31, 2017 and June 30, 2016:

				Percent Change to
	As of and for the Three Months Ended			June 30, 2017 from
(Dollars in millions)	June 30, 2017	March 31, 2017	June 30, 2016	March 31, 2017	June 30, 2016
Results of operations:
Net interest income	$794	$795	$754	—%	5%
Noninterest income	489	488	565	—	(13)
Total revenue	1,283	1,283	1,319	—	(3)
Noninterest expense	957	1,006	906	(5)	6
Pre-tax, pre-provision income (1)	326	277	413	18	(21)
(Reversal of) provision for credit losses	(22)	(30)	(39)	27	44
Income before income taxes and including
noncontrolling interests	348	307	452	13	(23)
Income tax expense	63	83	129	(24)	(51)
Net income including noncontrolling interests	285	224	323	27	(12)
Deduct: Net loss from noncontrolling interests	10	5	11	100	(9)
Net income attributable to
MUFG Americas Holdings Corporation (MUAH)	$295	$229	$334	29	(12)

Balance sheet (end of period):
Total assets	$150,556	$149,678	$147,972	1	2
Total securities	26,542	25,299	23,188	5	14
Securities borrowed or purchased under resale agreements	19,820	19,992	20,363	(1)	(3)
Total loans held for investment	78,388	78,434	81,045	—	(3)
Total deposits	84,957	86,533	82,652	(2)	3
Securities loaned or sold under repurchase agreements	24,797	25,079	23,197	(1)	7
Long-term debt	10,556	11,333	11,737	(7)	(10)
MUAH stockholders' equity	17,808	17,484	17,133	2	4

Balance sheet (period average):
Total assets	$149,655	$149,563	$149,447	—	—
Total securities	25,369	24,900	23,341	2	9
Securities borrowed or purchased under resale agreements	20,624	20,454	24,030	1	(14)
Total loans held for investment	78,500	77,982	81,542	1	(4)
Earning assets	136,755	136,489	137,198	—	—
Total deposits	85,772	86,151	83,621	—	3
Securities loaned or sold under repurchase agreements	25,689	25,904	25,338	(1)	1
MUAH stockholders' equity	17,600	17,487	16,980	1	4
Net interest margin (2) (6)	2.35%	2.37%	2.23%

____________________________________
Refer to Exhibit 16 for footnote explanations.

2

Second Quarter Results

Second Quarter Total Revenue

For the second quarter of 2017, total revenue (net interest income plus noninterest income) was $1.3 billion, unchanged from the first quarter of 2017. Net interest income for the second quarter of 2017 was $794 million, down $1 million compared with the first quarter of 2017. The net interest margin decreased 2 basis points to 2.35% during the quarter.
For the second quarter of 2017, noninterest income was $489 million, up $1 million compared with the preceding quarter.
Compared with the second quarter of 2016, total revenue decreased $36 million, primarily due to a decrease in noninterest income, driven by a decrease in trading account income and lower fee income from revenue sharing activities with BTMU. This decrease was partially offset by an increase in net interest income, driven by an increase in the net interest margin.

Second Quarter Noninterest Expense

Noninterest expense for the second quarter of 2017 was $957 million, down $49 million compared with the first quarter of 2017 and up $51 million from the second quarter of 2016. The decrease from the first quarter was driven primarily by decreases in salaries and employee benefits and professional and outside services expenses. Compared with the second quarter of 2016, the increase in noninterest expense was primarily due to increases in salaries and employee benefits and professional and outside services expenses.
The effective tax rate for the second quarter of 2017 was 18%, down from 27% for the first quarter of 2017, primarily due to a downward revision in estimated taxes and favorable discrete tax adjustments.

3

Support Services Provided to BTMU - Second Quarter Summary Impact

For the quarters ended June 30, 2017, March 31, 2017 and June 30, 2016, the Company recorded the following fee income and costs related to support services:

	For the Three Months Ended
(Dollars in millions)	June 30, 2017	March 31, 2017	June 30, 2016

Fees from affiliates - support services (14)	$148	$158	$147

Staff costs associated with fees from
affiliates - support services (14)	138	147	137

Net support services	$10	$11	$10

__________________________
Refer to Exhibit 16 for footnote explanations.

The Company also recognized fees from affiliates through revenue sharing agreements with BTMU for various business and banking services.

Balance Sheet

At June 30, 2017, total assets were $150.6 billion, up $0.9 billion from the prior quarter, driven by increases in trading account assets and securities available for sale. Total deposits decreased $1.6 billion to $85.0 billion compared with the prior quarter-end due to a decrease in demand deposits, partially offset by an increase in savings and time deposits related to PurePoint Financial, a new online division of the Bank. Commercial paper and other short-term borrowings increased $2.7 billion compared with the prior quarter-end due to an increase in borrowings from the Federal Home Loan Bank.

4

Credit Quality

The following table presents credit quality data for the quarters ended June 30, 2017, March 31, 2017 and June 30, 2016:

	As of and for the Three Months Ended
(Dollars in millions)	June 30, 2017	March 31, 2017	June 30, 2016

Total (reversal of) provision for credit losses	$(22)	$(30)	$(39)
Net loans charged-off	36	56	97
Nonaccrual loans	498	569	632
Criticized loans held for investment (12)	1,862	2,151	2,918

Credit Ratios:
Allowance for loan losses to:
Total loans held for investment	0.65%	0.73%	0.92%
Nonaccrual loans	103.14	100.12	118.30
Allowance for credit losses to (13):
Total loans held for investment	0.84	0.91	1.13
Nonaccrual loans	132.06	125.81	144.55
Nonaccrual loans to total loans held for investment	0.63	0.73	0.78

____________________________________
Refer to Exhibit 16 for footnote explanations.

In the second quarter of 2017, the provision (reversal) for credit losses was $(22) million, compared with $(30) million for the first quarter of 2017 and $(39) million for the second quarter of 2016. The current quarter reversal reflects general improvement in portfolio credit quality and composition.

5

Capital

The following table presents capital ratio data as of June 30, 2017 and March 31, 2017:

	June 30, 2017	March 31, 2017
Capital ratios:

Regulatory:	U.S. Basel III
Common Equity Tier 1 risk-based capital ratio (8) (9)	15.72%	15.17%
Tier 1 risk-based capital ratio (8) (9)	15.72	15.17
Total risk-based capital ratio (8) (9)	17.24	16.72
Tier 1 leverage ratio (8) (9)	10.36	10.16

Other:
Tangible common equity ratio (10)	9.81%	9.65%
Common Equity Tier 1 risk-based capital ratio (U.S. Basel III standardized approach; fully phased-in) (7) (8) (11)	15.71	15.15

____________________________________
Refer to Exhibit 16 for footnote explanations.

The Company’s stockholders' equity was $17.8 billion at June 30, 2017, compared with $17.5 billion at March 31, 2017.

The Company's preliminary Common Equity Tier 1, Tier 1 and Total risk-based capital ratios, calculated in accordance with U.S. Basel III regulatory capital rules, were 15.72%, 15.72% and 17.24%, respectively, at June 30, 2017. The increase in the Company's risk-based capital ratios was driven by net income and decrease in risk-weighted assets. The tangible common equity ratio was 9.81% at June 30, 2017.

The Company’s estimated Common Equity Tier 1 risk-based capital ratio under U.S. Basel III regulatory capital rules (standardized approach, fully phased-in) was 15.71% at June 30, 2017.

6

Non-GAAP Financial Measures

This press release includes additional non-GAAP financial measures and capital ratios (tangible common equity and Common Equity Tier 1 capital (calculated under the U.S. Basel III standardized approach on a fully phased-in basis)) to provide useful supplemental information regarding the Company's business results, to facilitate the understanding of the Company’s capital structure and for use in assessing and comparing the quality and composition of the Company's capital structure to that of other financial institutions. These presentations should not be viewed as a substitute for results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP financial measures presented by other companies. Please refer to our separate reconciliation of non-GAAP financial measures in Exhibits 13, 14 and 15.

About MUFG Americas Holdings Corporation

Headquartered in New York, MUFG Americas Holdings Corporation is a financial holding company and bank holding company with total assets of $150.6 billion at June 30, 2017. Its main subsidiaries are MUFG Union Bank, N.A. and MUFG Securities Americas Inc. MUFG Union Bank, N.A. provides an array of financial services to individuals, small businesses, middle-market companies, and major corporations. As of June 30, 2017, MUFG Union Bank, N.A. operated 361 branches, comprised primarily of retail banking branches in the West Coast states, along with commercial branches in Texas, Illinois, New York and Georgia, as well as 16 PurePoint Financial Centers and two international offices. MUFG Securities Americas Inc. is a registered securities broker-dealer which engages in capital markets origination transactions, private placements, collateralized financings, securities borrowing and lending transactions, and domestic and foreign debt and equities securities transactions. MUFG Americas Holdings Corporation is owned by The Bank of Tokyo-Mitsubishi UFJ, Ltd. and Mitsubishi UFJ Financial Group, Inc. The Bank of Tokyo-Mitsubishi UFJ, Ltd. is a wholly-owned subsidiary of Mitsubishi UFJ Financial Group, Inc., which is one of the world’s leading financial groups. Visit www.unionbank.com or www.mufgamericas.com for more information.

###

7

MUFG Americas Holdings Corporation and Subsidiaries
Financial Highlights (Unaudited)

						Percent Change to
	As of and for the Three Months Ended					June 30, 2017 from
(Dollars in millions)	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2017	June 30, 2016
Results of operations:
Net interest income	$794	$795	$802	$773	$754	—%	5%
Noninterest income	489	488	616	570	565	—	(13)
Total revenue	1,283	1,283	1,418	1,343	1,319	—	(3)
Noninterest expense	957	1,006	956	952	906	(5)	6
Pre-tax, pre-provision income (1)	326	277	462	391	413	18	(21)
(Reversal of) provision for credit losses	(22)	(30)	(41)	73	(39)	27	44
Income before income taxes and including
noncontrolling interests	348	307	503	318	452	13	(23)
Income tax expense	63	83	175	97	129	(24)	(51)
Net income including noncontrolling interests	285	224	328	221	323	27	(12)
Deduct: Net loss from noncontrolling interests	10	5	6	39	11	100	(9)
Net income attributable to
MUFG Americas Holdings Corporation (MUAH)	$295	$229	$334	$260	$334	29	(12)

Balance sheet (end of period):
Total assets	$150,556	$149,678	$148,144	$151,099	$147,972	1	2
Total securities	26,542	25,299	24,478	24,116	23,188	5	14
Securities borrowed or purchased under resale agreements	19,820	19,992	19,747	21,906	20,363	(1)	(3)
Total loans held for investment	78,388	78,434	77,551	79,249	81,045	—	(3)
Total deposits	84,957	86,533	86,947	84,643	82,652	(2)	3
Securities loaned or sold under repurchase agreements	24,797	25,079	24,616	25,582	23,197	(1)	7
Long-term debt	10,556	11,333	11,410	11,427	11,737	(7)	(10)
MUAH stockholders' equity	17,808	17,484	17,233	17,353	17,133	2	4

Balance sheet (period average):
Total assets	$149,655	$149,563	$150,799	$149,056	$149,447	—	—
Total securities	25,369	24,900	24,105	23,503	23,341	2	9
Securities borrowed or purchased under resale agreements	20,624	20,454	21,859	20,668	24,030	1	(14)
Total loans held for investment	78,500	77,982	78,615	80,469	81,542	1	(4)
Earning assets	136,755	136,489	137,964	136,051	137,198	—	—
Total deposits	85,772	86,151	86,700	84,194	83,621	—	3
Securities loaned or sold under repurchase agreements	25,689	25,904	26,147	23,872	25,338	(1)	1
MUAH stockholders' equity	17,600	17,487	17,367	17,311	16,980	1	4

Performance ratios:
Return on average assets (2)	0.79%	0.62%	0.89%	0.70%	0.89%
Return on average MUAH stockholders' equity (2)	6.70	5.27	7.69	6.03	7.87
Return on average MUAH tangible common equity (2) (3)	8.41	6.64	9.71	7.60	9.92
Efficiency ratio (4)	74.61	78.39	67.35	70.88	68.67
Adjusted efficiency ratio (5)	70.15	73.42	64.62	62.46	62.27
Net interest margin (2) (6)	2.35	2.37	2.35	2.29	2.23

Capital ratios:

Regulatory (7):	U.S. Basel III
Common Equity Tier 1 risk-based capital ratio (8) (9)	15.72%	15.17%	14.77%	13.97%	13.58%
Tier 1 risk-based capital ratio (8) (9)	15.72	15.17	14.77	13.97	13.58
Total risk-based capital ratio (8) (9)	17.24	16.72	16.45	15.66	15.44
Tier 1 leverage ratio (8) (9)	10.36	10.16	9.92	9.82	11.59

Other:
Tangible common equity ratio (10)	9.81%	9.65%	9.58%	9.45%	9.53%
Common Equity Tier 1 risk-based capital ratio (U.S. Basel III standardized approach; fully phased-in) (7) (8) (11)	15.71	15.15	14.73	13.94	13.56

___________________________________________
Refer to Exhibit 16 for footnote explanations.

Exhibit 1

MUFG Americas Holdings Corporation and Subsidiaries
Financial Highlights (Unaudited)

	As of and for the Six Months Ended		Percent Change to
	June 30,	June 30,	June 30, 2017 from
(Dollars in millions)	2017	2016	June 30, 2016
Results of operations:
Net interest income	$1,589	$1,478	8%
Noninterest income	977	1,039	(6)
Total revenue	2,566	2,517	2
Noninterest expense	1,963	1,874	5
Pre-tax, pre-provision income (1)	603	643	(6)
(Reversal of) provision for credit losses	(52)	123	(142)
Income before income taxes and including
noncontrolling interests	655	520	26
Income tax expense	146	147	(1)
Net income including noncontrolling interests	509	373	36
Deduct: Net loss from noncontrolling interests	15	23	(35)
Net income attributable to
MUFG Americas Holdings Corporation (MUAH)	$524	$396	32

Balance sheet (end of period):
Total assets	$150,556	$147,972	2
Total securities	26,542	23,188	14
Securities borrowed or purchased under resale agreements	19,820	20,363	(3)
Total loans held for investment	78,388	81,045	(3)
Total deposits	84,957	82,652	3
Securities loaned or sold under repurchase agreements	24,797	23,197	7
Long-term debt	10,556	11,737	(10)
MUAH stockholders' equity	17,808	17,133	4

Balance sheet (period average):
Total assets	$149,527	$152,076	(2)
Total securities	25,136	23,445	7
Securities borrowed or purchased under resale agreements	20,539	27,864	(26)
Total loans held for investment	78,244	80,813	(3)
Earning assets	136,623	139,676	(2)
Total deposits	85,961	83,795	3
Securities loaned or sold under repurchase agreements	25,796	28,271	(9)
MUAH stockholders' equity	17,462	16,836	4

Performance ratios:
Return on average assets (2)	0.70%	0.52%
Return on average MUAH stockholders' equity (2)	6.00	4.69
Return on average MUAH tangible common equity (2) (3)	7.55	5.98
Efficiency ratio (4)	76.50	74.49
Adjusted efficiency ratio (5)	71.78	67.71
Net interest margin (2) (6)	2.36	2.15

___________________________________________
Refer to Exhibit 16 for footnote explanations.

Exhibit 2

MUFG Americas Holdings Corporation and Subsidiaries
Credit Quality (Unaudited)

						Percent Change to
	As of and for the Three Months Ended					June 30, 2017 from
(Dollars in millions)	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2017	June 30, 2016

Credit Data:
(Reversal of) provision for loan losses	$(20)	$(14)	$(32)	$68	$(36)	(43)%	44%
(Reversal of) provision for losses on unfunded credit commitments	(2)	(16)	(9)	5	(3)	88	33
Total (reversal of) provision for credit losses	$(22)	$(30)	$(41)	$73	$(39)	27	44

Net loans charged-off (recovered)	$36	$56	$19	$124	$97	(36)	(63)
Nonperforming assets	500	572	692	724	648	(13)	(23)
Criticized loans held for investment (12)	1,862	2,151	2,427	2,404	2,918	(13)	(36)

Credit Ratios:
Allowance for loan losses to:
Total loans held for investment	0.65%	0.73%	0.82%	0.87%	0.92%
Nonaccrual loans	103.14	100.12	92.69	96.08	118.30
Allowance for credit losses to (13):
Total loans held for investment	0.84	0.91	1.03	1.09	1.13
Nonaccrual loans	132.06	125.81	116.20	119.97	144.55
Net loans charged-off (recovered) to average total loans held for investment (2)	0.19	0.29	0.09	0.61	0.48
Nonperforming assets to total loans held for investment and Other Real Estate Owned (OREO)	0.64	0.73	0.89	0.91	0.80
Nonperforming assets to total assets	0.33	0.38	0.47	0.48	0.44
Nonaccrual loans to total loans held for investment	0.63	0.73	0.89	0.91	0.78

	As of and for the Six Months Ended		Percent Change
	June 30,	June 30,	to June 30, 2017
(Dollars in millions)	2017	2016	from June 30, 2016
Credit Data:
(Reversal of) provision for loan losses	$(34)	$122	(128)%
(Reversal of) provision for losses on unfunded credit commitments	(18)	1	nm
Total (reversal of) provision for credit losses	$(52)	$123	(142)

Net loans charged-off	$92	$101	(9)
Nonperforming assets	500	648	(23)
Credit Ratios:
Net loans charged-off to average total loans held for investment (2)	0.24%	0.25%
____________________________________________
Refer to Exhibit 16 for footnote explanations.

Exhibit 3

MUFG Americas Holdings Corporation and Subsidiaries
Consolidated Statements of Income (Unaudited)

	For the Three Months Ended
(Dollars in millions)	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016
Interest Income
Loans	$724	$708	$703	$711	$719
Securities	129	129	137	122	114
Securities borrowed or purchased under resale agreements	83	63	54	47	44
Trading assets	82	74	62	50	38
Other	8	10	11	6	4
Total interest income	1,026	984	967	936	919

Interest Expense
Deposits	58	49	47	49	49
Commercial paper and other short-term borrowings	10	8	15	7	7
Long-term debt	60	57	47	57	63
Securities loaned or sold under repurchase agreements	84	59	41	36	31
Trading liabilities	20	16	15	14	15
Total interest expense	232	189	165	163	165

Net Interest Income	794	795	802	773	754
(Reversal of) provision for credit losses	(22)	(30)	(41)	73	(39)
Net interest income after (reversal of) provision for credit losses	816	825	843	700	793

Noninterest Income
Service charges on deposit accounts	47	48	49	48	46
Trust and investment management fees	30	29	29	29	30
Trading account activities	(3)	(4)	12	25	40
Securities gains, net	7	2	14	23	19
Credit facility fees	23	26	26	27	28
Brokerage commissions and fees	18	18	5	15	25
Card processing fees, net	13	11	11	10	9
Investment banking and syndication fees	94	88	59	113	79
Fees from affiliates (14)	211	219	265	222	258
Other, net	49	51	146	58	31
Total noninterest income	489	488	616	570	565

Noninterest Expense
Salaries and employee benefits	586	615	596	592	572
Net occupancy and equipment	87	82	83	82	79
Professional and outside services	99	116	99	84	81
Software	47	46	41	39	37
Regulatory assessments	19	20	22	22	14
Intangible asset amortization	7	7	8	7	6
Other	112	120	107	126	117
Total noninterest expense	957	1,006	956	952	906

Income before income taxes and including
noncontrolling interests	348	307	503	318	452
Income tax expense	63	83	175	97	129
Net Income including Noncontrolling Interests	285	224	328	221	323
Deduct: Net loss from noncontrolling interests	10	5	6	39	11
Net Income attributable to MUAH	$295	$229	$334	$260	$334
____________________________________________
Refer to Exhibit 16 for footnote explanations.

Exhibit 4

MUFG Americas Holdings Corporation and Subsidiaries
Consolidated Statements of Income (Unaudited)

	For the Six Months Ended
(Dollars in millions)	June 30, 2017	June 30, 2016
Interest Income
Loans	$1,432	$1,425
Securities	258	224
Securities borrowed or purchased under resale agreements	146	94
Trading assets	156	60
Other	18	10
Total interest income	2,010	1,813

Interest Expense
Deposits	107	98
Commercial paper and other short-term borrowings	18	10
Long-term debt	117	136
Securities loaned or sold under repurchase agreements	143	63
Trading liabilities	36	28
Total interest expense	421	335

Net Interest Income	1,589	1,478
(Reversal of) provision for credit losses	(52)	123
Net interest income after (reversal of) provision for credit losses	1,641	1,355

Noninterest Income
Service charges on deposit accounts	95	95
Trust and investment management fees	59	62
Trading account activities	(7)	68
Securities gains, net	9	32
Credit facility fees	49	55
Brokerage commissions and fees	36	44
Card processing fees, net	24	18
Investment banking and syndication fees	182	140
Fees from affiliates (14)	430	470
Other, net	100	55
Total noninterest income	977	1,039

Noninterest Expense
Salaries and employee benefits	1,201	1,167
Net occupancy and equipment	169	160
Professional and outside services	215	186
Software	93	74
Regulatory assessments	39	28
Intangible asset amortization	14	13
Other	232	246
Total noninterest expense	1,963	1,874

Income before income taxes and including
noncontrolling interests	655	520
Income tax expense	146	147
Net Income including Noncontrolling Interests	509	373
Deduct: Net loss from noncontrolling interests	15	23
Net Income attributable to MUAH	$524	$396
___________________________________________
Refer to Exhibit 16 for footnote explanations.

Exhibit 5

MUFG Americas Holdings Corporation and Subsidiaries
Consolidated Balance Sheets (Unaudited)

(Dollars in millions except for per share amount)	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016
Assets
Cash and due from banks	$1,878	$1,736	$1,909	$1,837	$1,766
Interest bearing deposits in banks	2,470	3,091	3,844	3,537	2,306
Federal funds sold	—	—	—	—	10
Total cash and cash equivalents	4,348	4,827	5,753	5,374	4,082
Securities borrowed or purchased under resale agreements	19,820	19,992	19,747	21,906	20,363
Trading account assets	10,013	8,926	8,942	9,405	8,427
Securities available for sale	16,169	14,925	14,141	13,728	12,929
Securities held to maturity	10,373	10,374	10,337	10,388	10,259
Loans held for investment	78,388	78,434	77,551	79,249	81,045
Allowance for loan losses	(513)	(570)	(639)	(691)	(748)
Loans held for investment, net	77,875	77,864	76,912	78,558	80,297
Premises and equipment, net	614	618	591	591	599
Goodwill	3,225	3,225	3,225	3,225	3,225
Other assets	8,119	8,927	8,496	7,924	7,791
Total assets	$150,556	$149,678	$148,144	$151,099	$147,972

Liabilities
Deposits:
Noninterest bearing	$33,907	$35,020	$35,654	$34,186	$32,861
Interest bearing	51,050	51,513	51,293	50,457	49,791
Total deposits	84,957	86,533	86,947	84,643	82,652
Securities loaned or sold under repurchase agreements	24,797	25,079	24,616	25,582	23,197
Commercial paper and other short-term borrowings	6,195	3,487	2,360	5,865	7,137
Long-term debt	10,556	11,333	11,410	11,427	11,737
Trading account liabilities	3,563	3,233	2,905	3,328	3,053
Other liabilities	2,551	2,383	2,520	2,742	2,863
Total liabilities	132,619	132,048	130,758	133,587	130,639

Equity
MUAH stockholders' equity:
Common stock, par value $1 per share:
Authorized 300,000,000 shares; 144,322,280 shares issued and outstanding as of June 30, 2017, March 31, 2017, December 31, 2016, September 30, 2016, and June 30, 2016	144	144	144	144	144
Additional paid-in capital	7,868	7,892	7,884	7,871	7,870
Retained earnings	10,625	10,331	10,101	9,769	9,509
Accumulated other comprehensive loss	(829)	(883)	(896)	(431)	(390)
Total MUAH stockholders' equity	17,808	17,484	17,233	17,353	17,133
Noncontrolling interests	129	146	153	159	200
Total equity	17,937	17,630	17,386	17,512	17,333
Total liabilities and equity	$150,556	$149,678	$148,144	$151,099	$147,972

Exhibit 6

MUFG Americas Holdings Corporation and Subsidiaries
Net Interest Income (Unaudited)

	For the Three Months Ended
	June 30, 2017			March 31, 2017
		Interest	Average		Interest	Average
	Average	Income/	Yield/	Average	Income/	Yield/
(Dollars in millions)	Balance	Expense (6)	Rate (2)(6)	Balance	Expense (6)	Rate (2)(6)
Assets
Loans held for investment: (15)
Commercial and industrial	$25,220	$228	3.61%	$25,612	$220	3.49%
Commercial mortgage	14,414	145	4.02	14,504	148	4.07
Construction	1,976	21	4.35	2,217	22	4.01
Lease financing	1,757	17	3.76	1,788	16	3.63
Residential mortgage	31,764	269	3.39	30,411	256	3.37
Home equity and other consumer loans	3,369	48	5.76	3,450	49	5.77
Total loans held for investment	78,500	728	3.71	77,982	711	3.67
Securities	25,369	135	2.13	24,900	135	2.16
Securities borrowed or purchased under resale agreements	20,624	83	1.60	20,454	63	1.26
Interest bearing deposits in banks	2,244	6	1.01	3,450	7	0.82
Federal funds sold	3	—	1.50	—	—	1.03
Trading account assets	9,584	82	3.42	9,094	74	3.29
Other earning assets	431	2	2.26	609	3	2.12
Total earning assets	136,755	1,036	3.03	136,489	993	2.93
Allowance for loan losses	(571)			(647)
Cash and due from banks	1,806			1,869
Premises and equipment, net	607			592
Other assets (16)	11,058			11,260
Total assets	$149,655			$149,563
Liabilities
Interest bearing deposits:
Transaction and money market accounts	$38,214	36	0.37	$39,905	33	0.34
Savings	7,798	6	0.31	6,205	1	0.07
Time	5,601	16	1.15	5,369	15	1.13
Total interest bearing deposits	51,613	58	0.45	51,479	49	0.39
Commercial paper and other short-term borrowings	3,705	10	1.06	3,477	8	0.94
Securities loaned or sold under repurchase agreements	25,689	84	1.32	25,904	59	0.92
Long-term debt	10,961	60	2.20	11,347	57	2.01
Total borrowed funds	40,355	154	1.54	40,728	124	1.22
Trading account liabilities	2,924	20	2.63	2,567	16	2.57
Total interest bearing liabilities	94,892	232	0.98	94,774	189	0.81
Noninterest bearing deposits	34,159			34,672
Other liabilities (17)	2,869			2,487
Total liabilities	131,920			131,933
Equity
MUAH stockholders' equity	17,600			17,487
Noncontrolling interests	135			143
Total equity	17,735			17,630
Total liabilities and equity	$149,655			$149,563

Net interest income/spread (taxable-equivalent basis)		804	2.05%		804	2.12%
Impact of noninterest bearing deposits			0.26			0.22
Impact of other noninterest bearing sources			0.04			0.03
Net interest margin			2.35			2.37
Less: taxable-equivalent adjustment		10			9
Net interest income		$794			$795
____________________________________________
Refer to Exhibit 16 for footnote explanations.

Exhibit 7

MUFG Americas Holdings Corporation and Subsidiaries
Net Interest Income (Unaudited)

	For the Three Months Ended
	June 30, 2017			June 30, 2016
		Interest	Average		Interest	Average
	Average	Income/	Yield/	Average	Income/	Yield/
(Dollars in millions)	Balance	Expense (6)	Rate (2)(6)	Balance	Expense (6)	Rate (2)(6)
Assets
Loans held for investment: (15)
Commercial and industrial	$25,220	$228	3.61%	$30,884	$250	3.26%
Commercial mortgage	14,414	145	4.02	15,198	153	4.01
Construction	1,976	21	4.35	2,211	24	4.37
Lease financing	1,757	17	3.76	1,858	16	3.55
Residential mortgage	31,764	269	3.39	27,875	233	3.33
Home equity and other consumer loans	3,369	48	5.76	3,516	45	5.09
Total loans held for investment	78,500	728	3.71	81,542	721	3.54
Securities	25,369	135	2.13	23,341	119	2.04
Securities borrowed or purchased under resale agreements	20,624	83	1.60	24,030	44	0.73
Interest bearing deposits in banks	2,244	6	1.01	1,683	2	0.55
Federal funds sold	3	—	1.50	11	—	0.53
Trading account assets	9,584	82	3.42	6,384	38	2.39
Other earning assets	431	2	2.26	207	2	2.52
Total earning assets	136,755	1,036	3.03	137,198	926	2.70
Allowance for loan losses	(571)			(881)
Cash and due from banks	1,806			1,808
Premises and equipment, net	607			645
Other assets (16)	11,058			10,677
Total assets	$149,655			$149,447
Liabilities
Interest bearing deposits:
Transaction and money market accounts	$38,214	36	0.37	$37,517	28	0.30
Savings	7,798	6	0.31	5,742	1	0.04
Time	5,601	16	1.15	7,519	20	1.06
Total interest bearing deposits	51,613	58	0.45	50,778	49	0.38
Commercial paper and other short-term borrowings	3,705	10	1.06	5,319	7	0.51
Securities loaned or sold under repurchase agreements	25,689	84	1.32	25,338	31	0.49
Long-term debt	10,961	60	2.20	12,572	63	1.99
Total borrowed funds	40,355	154	1.54	43,229	101	0.93
Trading account liabilities	2,924	20	2.63	2,844	15	2.10
Total interest bearing liabilities	94,892	232	0.98	96,851	165	0.68
Noninterest bearing deposits	34,159			32,843
Other liabilities (17)	2,869			2,573
Total liabilities	131,920			132,267
Equity
MUAH stockholders' equity	17,600			16,980
Noncontrolling interests	135			200
Total equity	17,735			17,180
Total liabilities and equity	$149,655			$149,447

Net interest income/spread (taxable-equivalent basis)		804	2.05%		761	2.02%
Impact of noninterest bearing deposits			0.26			0.17
Impact of other noninterest bearing sources			0.04			0.04
Net interest margin			2.35			2.23
Less: taxable-equivalent adjustment		10			7
Net interest income		$794			$754
____________________________________________
Refer to Exhibit 16 for footnote explanations.

Exhibit 8

MUFG Americas Holdings Corporation and Subsidiaries
Net Interest Income (Unaudited)

	For the Six Months Ended
	June 30, 2017			June 30, 2016
		Interest	Average		Interest	Average
	Average	Income/	Yield/	Average	Income/	Yield/
(Dollars in millions)	Balance	Expense (6)	Rate (2)(6)	Balance	Expense (6)	Rate (2)(6)
Assets
Loans held for investment: (15)
Commercial and industrial	$25,415	$448	3.55%	$30,679	$498	3.27%
Commercial mortgage	14,459	293	4.04	14,901	301	4.04
Construction	2,096	43	4.17	2,242	46	4.17
Lease financing	1,773	33	3.7	1,874	31	3.35
Residential mortgage	31,091	525	3.38	27,677	466	3.36
Home equity and other consumer loans	3,410	97	5.77	3,440	86	5.05
Total loans held for investment	78,244	1,439	3.69	80,813	1,428	3.55
Securities	25,136	270	2.15	23,445	235	2.00
Securities borrowed or purchased under resale agreements	20,539	146	1.43	27,864	94	0.68
Interest bearing deposits in banks	2,843	13	0.9	2,048	5	0.54
Federal funds sold	2	—	1.45	27	—	0.53
Trading account assets	9,340	156	3.36	5,167	60	2.34
Other earning assets	519	5	2.18	312	5	2.54
Total earning assets	136,623	2,029	2.98	139,676	1,827	2.62
Allowance for loan losses	(609)			(804)
Cash and due from banks	1,837			1,848
Premises and equipment, net	600			644
Other assets (16)	11,076			10,712
Total assets	$149,527			$152,076
Liabilities
Interest bearing deposits:
Transaction and money market accounts	$39,055	69	0.35	$37,936	56	0.30
Savings	7,006	7	0.21	5,729	2	0.05
Time	5,486	31	1.14	7,548	40	1.08
Total interest bearing deposits	51,547	107	0.42	51,213	98	0.39
Commercial paper and other short-term borrowings	3,592	18	1.00	4,390	10	0.48
Securities loaned or sold under repurchase agreements	25,796	143	1.12	28,271	63	0.45
Long-term debt	11,153	117	2.10	13,028	136	2.07
Total borrowed funds	40,541	278	1.38	45,689	209	0.91
Trading account liabilities	2,747	36	2.61	2,780	28	2.04
Total interest bearing liabilities	94,835	421	0.89	99,682	335	0.67
Noninterest bearing deposits	34,414			32,582
Other liabilities (17)	2,677			2,790
Total liabilities	131,926			135,054
Equity
MUAH stockholders' equity	17,462			16,836
Noncontrolling interests	139			186
Total equity	17,601			17,022
Total liabilities and equity	$149,527			$152,076

Net interest income/spread (taxable-equivalent basis)		1,608	2.09%		1,492	1.95%
Impact of noninterest bearing deposits			0.24			0.17
Impact of other noninterest bearing sources			0.03			0.03
Net interest margin			2.36			2.15
Less: taxable-equivalent adjustment		19			14
Net interest income		$1,589			$1,478
____________________________________________
Refer to Exhibit 16 for footnote explanations.

Exhibit 9

MUFG Americas Holdings Corporation and Subsidiaries
Loans and Nonperforming Assets (Unaudited)

(Dollars in millions)	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016

Loans held for investment
Loans held for investment:
Commercial and industrial	$24,554	$25,602	$25,379	$27,662	$29,831
Commercial mortgage	14,297	14,468	14,625	15,024	15,238
Construction	1,921	2,040	2,283	2,257	2,255
Lease financing	1,738	1,779	1,819	1,840	1,878
Total commercial portfolio	42,510	43,889	44,106	46,783	49,202

Residential mortgage	32,523	31,162	29,922	28,873	28,343
Home equity and other consumer loans	3,355	3,383	3,523	3,593	3,500
Total consumer portfolio	35,878	34,545	33,445	32,466	31,843
Total loans held for investment	$78,388	$78,434	$77,551	$79,249	$81,045

Nonperforming Assets
Nonaccrual loans:
Commercial and industrial	$321	$400	$458	$487	$397
Commercial mortgage	24	33	31	31	26
Total commercial portfolio	345	433	489	518	423

Residential mortgage	128	110	171	172	177
Home equity and other consumer loans	25	26	29	29	32
Total consumer portfolio	153	136	200	201	209
Total nonaccrual loans	498	569	689	719	632

OREO	2	3	3	5	16

Total nonperforming assets	$500	$572	$692	$724	$648

Loans 90 days or more past due and still accruing	$16	$24	$23	$23	$18

Exhibit 10

MUFG Americas Holdings Corporation and Subsidiaries
Allowance for Credit Losses (Unaudited)

	As of and for the Three Months Ended
(Dollars in millions)	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016

Analysis of Allowance for Credit Losses
Allowance for loan losses, beginning of period	$570	$639	$691	$748	$881
(Reversal of) provision for loan losses	(20)	(14)	(32)	68	(36)
Other	(1)	1	(1)	(1)	—
Loans charged-off:
Commercial and industrial	(29)	(49)	(26)	(66)	(46)
Commercial and industrial - transfer to held for sale	—	(6)	(2)	(60)	(51)
Total commercial portfolio	(29)	(55)	(28)	(126)	(97)
Residential mortgage	1	—	—	2	—
Home equity and other consumer loans	(12)	(11)	(7)	(4)	(2)
Total consumer portfolio	(11)	(11)	(7)	(2)	(2)
Total loans charged-off	(40)	(66)	(35)	(128)	(99)
Recoveries of loans previously charged-off:
Commercial and industrial	4	8	15	2	2
Commercial mortgage	—	1	—	1	—
Total commercial portfolio	4	9	15	3	2
Home equity and other consumer loans	—	1	1	1	—
Total consumer portfolio	—	1	1	1	—
Total recoveries of loans previously charged-off	4	10	16	4	2
Net loans (charged-off) recovered	(36)	(56)	(19)	(124)	(97)
Ending balance of allowance for loan losses	513	570	639	691	748
Allowance for losses on unfunded credit commitments	144	146	162	171	166
Total allowance for credit losses	$657	$716	$801	$862	$914

Exhibit 11

MUFG Americas Holdings Corporation and Subsidiaries
Securities (Unaudited)

Securities Available for Sale

	June 30, 2017		March 31, 2017		Fair Value	Fair Value
	Amortized	Fair	Amortized	Fair	Change from	% Change from
(Dollars in millions)	Cost	Value	Cost	Value	March 31, 2017	March 31, 2017
Asset Liability Management securities:
U.S. Treasury	$2,331	$2,242	$2,920	$2,813	$(571)	(20)%
Residential mortgage-backed securities:
U.S. government agency and government-sponsored agencies	8,919	8,833	7,474	7,378	1,455	20
Privately issued	501	499	431	426	73	17
Privately issued - commercial mortgage-backed securities	712	714	664	663	51	8
Collateralized loan obligations	2,227	2,230	1,985	1,997	233	12
Other	7	7	7	7	—	—
Asset Liability Management securities	14,697	14,525	13,481	13,284	1,241	9
Other debt securities:
Direct bank purchase bonds	1,523	1,546	1,528	1,543	3	—
Other	93	93	94	93	—	—
Equity securities	5	5	5	5	—	—
Total securities available for sale	$16,318	$16,169	$15,108	$14,925	$1,244	8%

Securities Held to Maturity

	June 30, 2017		March 31, 2017		Carrying Amount	Carrying Amount
	Carrying	Fair	Carrying	Fair	Change from	% Change from
(Dollars in millions)	Amount (18)	Value	Amount (18)	Value	March 31, 2017	March 31, 2017
U.S. Treasury	$494	$497	$493	$497	$1	—%
U.S. government agency and government-sponsored agencies-residential mortgage-backed securities	8,324	8,282	8,306	8,240	18	—
U.S. government agency and government-sponsored agencies-commercial mortgage-backed securities	1,555	1,597	1,575	1,611	(20)	(1)
Total securities held to maturity	$10,373	$10,376	$10,374	$10,348	$(1)	—%
___________________________________________
Refer to Exhibit 16 for footnote explanations.

Exhibit 12

MUFG Americas Holdings Corporation and Subsidiaries
Reconciliation of Non-GAAP Measures (Unaudited)

The following table presents a reconciliation between certain Generally Accepted Accounting Principles (GAAP) amounts and specific non-GAAP measures as used to compute selected non-GAAP financial ratios.

	As of and for the Three Months Ended
(Dollars in millions)	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016
Net income attributable to MUAH	$295	$229	$334	$260	$334
Add: intangible asset amortization, net of tax	4	4	5	4	4
Net income attributable to MUAH, excluding intangible asset amortization (a)	$299	$233	$339	$264	$338

Average MUAH stockholders' equity	$17,600	$17,487	$17,367	$17,311	$16,980
Less: Goodwill	3,225	3,225	3,225	3,225	3,225
Less: Intangible assets, except mortgage servicing rights (MSRs)	213	220	226	193	179
Less: Deferred tax liabilities related to goodwill and intangible assets	(72)	(75)	(50)	(50)	(48)
Average tangible common equity (b)	$14,234	$14,117	$13,966	$13,943	$13,624
Return on average MUAH tangible common equity (2) (3) (a)/(b)	8.41%	6.64%	9.71%	7.60%	9.92%

Noninterest expense	$957	$1,006	$956	$952	$906
Less: Staff costs associated with fees from affiliates - support services	138	147	162	139	137
Less: Foreclosed asset expense and other credit costs	—	—	1	1	—
Less: Productivity initiative costs	(1)	14	26	18	4
Less: Low income housing credit (LIHC) investment amortization expense	2	2	3	2	2
Less: Expenses of the LIHC consolidated VIEs	10	5	5	40	11
Less: Merger and business integration costs	3	3	5	3	5
Less: Net adjustments related to privatization transaction	3	3	3	4	5
Less: Intangible asset amortization	4	4	5	3	2
Less: Contract termination fee	—	2	3	(2)	—
Noninterest expense, as adjusted (c)	$798	$826	$743	$744	$740

Total revenue	$1,283	$1,283	$1,418	$1,343	$1,319
Add: Net interest income taxable-equivalent adjustment	10	9	7	8	8
Less: Fees from affiliates - support services	148	158	175	150	147
Less: Productivity initiative gains	3	4	71	—	—
Less: Accretion related to privatization-related fair value adjustments	2	2	1	2	3
Less: Other credit costs	(2)	(1)	23	4	(9)
Less: Impairment on private equity investments	—	5	1	3	—
Less: Gains on sale of fixed assets	4	—	3	—	—
Total revenue, as adjusted (d)	$1,138	$1,124	$1,151	$1,192	$1,186
Adjusted efficiency ratio (c)/(d) (5)	70.15%	73.42%	64.62%	62.46%	62.27%

____________________________________________
Refer to Exhibit 16 for footnote explanations.

Exhibit 13

MUFG Americas Holdings Corporation and Subsidiaries
Reconciliation of Non-GAAP Measures (Unaudited)

The following table presents a reconciliation between certain GAAP amounts and specific non-GAAP measures as used to compute selected non-GAAP financial ratios.

	As of and for the Three Months Ended
(Dollars in millions)	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016
Total MUAH stockholders' equity	$17,808	$17,484	$17,233	$17,353	$17,133
Less: Goodwill	3,225	3,225	3,225	3,225	3,225
Less: Intangible assets, except MSRs	210	216	223	224	175
Less: Deferred tax liabilities related to goodwill and intangible assets	(73)	(72)	(79)	(52)	(48)
Tangible common equity (e)	$14,446	$14,115	$13,864	$13,956	$13,781
Total assets	$150,556	$149,678	$148,144	$151,099	$147,972
Less: Goodwill	3,225	3,225	3,225	3,225	3,225
Less: Intangible assets, except MSRs	210	216	223	224	175
Less: Deferred tax liabilities related to goodwill and intangible assets	(73)	(72)	(79)	(52)	(48)
Tangible assets (f)	$147,194	$146,309	$144,775	$147,702	$144,620
Tangible common equity ratio (e)/(f) (10)	9.81%	9.65%	9.58%	9.45%	9.53%

Common Equity Tier 1 capital under U.S. Basel III (standardized transitional) (g)	$15,259	$14,977	$14,757	$14,426	$13,233
Other	(27)	(29)	(58)	(55)	(38)
Common Equity Tier 1 capital estimated under U.S. Basel III (standardized approach; fully phased-in) (h)	$15,232	$14,948	$14,699	$14,371	$13,195
Risk-weighted assets, estimated under U.S. Basel III (standardized transitional) (i)	$97,049	$99,155	$99,904	$103,265	$97,412
Add: Adjustments	(100)	(101)	(137)	(142)	(118)
Total risk-weighted assets, estimated under U.S. Basel III (standardized approach; fully phased-in) (j)	$96,949	$99,054	$99,767	$103,123	$97,294
Common Equity Tier 1 risk-based capital ratio (U.S. Basel III standardized approach; fully phased-in) (h)/(j) (7) (8) (11)	15.71%	15.15%	14.73%	13.94%	13.56%
____________________________________________
Refer to Exhibit 16 for footnote explanations.

Exhibit 14

MUFG Americas Holdings Corporation and Subsidiaries
Reconciliation of Non-GAAP Measures (Unaudited)

The following table presents a reconciliation between certain GAAP amounts and specific non-GAAP measures as used to compute selected non-GAAP financial ratios.

	As of and for the Six Months Ended
	June 30,	June 30,
(Dollars in millions)	2017	2016

Net income attributable to MUAH	$524	$396
Add: Intangible asset amortization, net of tax	8	8
Net income attributable to MUAH, excluding intangible asset amortization (a)	$532	$404

Average MUAH stockholders' equity	$17,462	$16,836
Less: Goodwill	3,225	3,225
Less: Intangible assets, except MSRs	217	182
Less: Deferred tax liabilities related to goodwill and intangible assets	(75)	(46)
Average tangible common equity (b)	$14,095	$13,475
Return on average MUAH tangible common equity (2) (3) (a)/(b)	7.55%	5.98%

Noninterest expense	$1,963	$1,874
Less: Staff costs associated with fees from affiliates - support services	285	276
Less: Foreclosed asset expense and other credit costs	—	(1)
Less: Productivity initiative costs	13	16
Less: Low income housing credit (LIHC) investment amortization expense	4	3
Less: Expenses of the LIHC consolidated VIEs	15	23
Less: Merger and business integration costs	6	10
Less: Net adjustments related to privatization transaction	7	10
Less: Intangible asset amortization	8	5
Less: Contract termination fee	2	—
Noninterest expense, as adjusted (c)	$1,623	$1,532

Total revenue	$2,566	$2,517
Add: Net interest income taxable-equivalent adjustment	19	14
Less: Fees from affiliates - support services	306	296
Less: Productivity initiative gains	7	—
Less: Accretion related to privatization-related fair value adjustments	4	8
Less: Other credit costs	(3)	(22)
Less: Impairment on private equity investments	5	(12)
Less: Gains on sale of fixed assets	4	—
Total revenue, as adjusted (d)	$2,262	$2,261
Adjusted efficiency ratio (c)/(d) (5)	71.78%	67.71%

____________________________________________
Refer to Exhibit 16 for footnote explanations.

Exhibit 15

MUFG Americas Holdings Corporation and Subsidiaries
Footnotes

(1)
Pre-tax, pre-provision income is total revenue less noninterest expense. Management believes that this is a useful financial measure because it enables investors and others to assess the Company's ability to generate capital to cover credit losses through a credit cycle.

(2)	Annualized.

(3)
Return on tangible common equity, a non-GAAP financial measure, is net income excluding intangible asset amortization divided by average tangible common equity. Management believes that this ratio provides useful supplemental information regarding the Company's business results. The methodology for determining tangible common equity may differ among companies. Please refer to Exhibit 13 and 15 for reconciliations between certain GAAP amounts and this non-GAAP measure.

(4)	The efficiency ratio is total noninterest expense as a percentage of total revenue (net interest income and noninterest income).

(5)
The adjusted efficiency ratio, a non-GAAP financial measure, is adjusted noninterest expense (noninterest expense excluding staff costs associated with fees from affiliates - support services, foreclosed asset expense and other credit costs, certain costs related to productivity initiatives, LIHC investment amortization expense, expenses of the LIHC consolidated variable interest entities, merger and business integration costs, privatization-related expenses, intangible asset amortization, and a contract termination fee) as a percentage of adjusted total revenue (net interest income (taxable-equivalent basis) and noninterest income), excluding the impact of fees from affiliates - support services, productivity initiatives related to the sale of certain premises, accretion related to privatization-related fair value adjustments, other credit costs, impairment on private equity investments and gains on sale of fixed assets. Management discloses the adjusted efficiency ratio as a measure of the efficiency of our operations, focusing on those costs most relevant to our business activities. Please refer to Exhibit 13 and 15 for reconciliations between certain GAAP amounts and this non-GAAP measure.

(6)	Yields, interest income and net interest margin are presented on a taxable-equivalent basis using the federal statutory tax rate of 35%.

(7)
Ratios calculated at June 30, 2017, March 31, 2017, December 31, 2016 and September 30, 2016 reflect the designation of MUAH as the U.S. Intermediate Holding Company (IHC) of MUFG on July 1, 2016. Prior period ratios have not been revised to include the transferred IHC entities.

(8)	Preliminary as of June 30, 2017.

(9)	These capital ratios are calculated in accordance with the transition guidelines set forth in the U.S. federal banking agencies' final U.S. Basel III regulatory capital rules.

(10)
The tangible common equity ratio, a non-GAAP financial measure, is calculated as tangible common equity divided by tangible assets. The methodology for determining tangible common equity may differ among companies. The tangible common equity ratio facilitates the understanding of the Company's capital structure and is used to assess and compare the quality and composition of the Company's capital structure to other financial institutions. Please refer to Exhibit 14 for a reconciliation between certain GAAP amounts and these non-GAAP measures.

(11)
Common Equity Tier 1 risk-based capital (standardized, fully phased-in basis) is a non-GAAP financial measure that is used by investors, analysts and bank regulatory agencies to assess the capital position of financial services companies as if the transition provisions of the U.S. Basel III rules were fully phased in for the periods in which the ratio is disclosed.  Management reviews this ratio, which excludes accumulated other comprehensive loss, along with other measures of capital as part of its financial analyses and has included this non-GAAP information because of current interest in such information by market participants. Please refer to Exhibit 14 for a reconciliation between certain GAAP amounts and this non-GAAP measure.

(12)
Criticized loans held for investment reflect loans in the commercial portfolio segment that are monitored for credit quality based on internal ratings. Amounts exclude small business loans, which are monitored by business credit score and delinquency status.

(13)
The allowance for credit losses ratios include the allowances for loan losses and losses on unfunded credit commitments as a percentage of end of period total loans held for investment or total nonaccrual loans, as appropriate.

(14)
Fees from affiliates primarily represents income from BTMU pursuant to a master services agreement whereby the Bank provides BTMU with support services for its U.S. branch banking operations in exchange for fee income.

(15)
Average balances on loans held for investment include all nonaccrual loans. The amortized portion of net loan origination fees (costs) is included in interest income on loans, representing an adjustment to the yield.

(16)	Includes noninterest bearing trading account assets.

(17)	Includes noninterest bearing trading account liabilities.

(18)
Carrying amount reflects amortized cost except for balances transferred from available for sale to held to maturity securities. Those balances reflect amortized cost plus any unrealized gains or losses at the date of transfer.

nm = not meaningful

Exhibit 16